Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of NUI Corporation (the "company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, A. Mark Abramovic., Senior Vice President, Chief Operating Officer and Chief Financial Officer of the company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

    the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
    the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the company.

/S/ A. Mark Abramovic

A. Mark Abramovic

Senior Vice President, Chief Operating Officer and Chief Financial Officer

August 14, 2002